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                                                                  EXHIBIT 10.2.2


                      ENHANCE FINANCIAL SERVICES GROUP INC.

                 1997 Long-Term Incentive Plan For Key Employees
                         AS AMENDED THROUGH JUNE 3, 1999


1.       PURPOSES

         The purposes of the Plan are to provide through the grant of Long-Term Incentives under the Plan a means to attract and retain key personnel and to provide to participating officers and other key employees long-term incentives for sustained high levels of performance and for unusual efforts to improve the financial performance of the Company.

2.       DEFINITIONS

         Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

         BENEFICIARY: A person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant or, if there be no such person or entity so designated, or if such person or entity is not alive or in existence at the time of the Participant's death, such other person to whom such Participant's rights under the Plan shall pass by will or by the laws of descent or distribution.

         BOARD OF DIRECTORS or BOARD: The Board of Directors of Enhance. The terms "Board" and "Board of Directors" shall include the Committee, except for purposes of paragraph 9(a) and Section 11.

         CODE: The Internal Revenue Code of 1986, as amended and in effect from time to time.

         COMMITTEE: The committee of the Board of Directors designated to administer the Plan pursuant to the provisions of paragraph 9(a) below.

         COMMON STOCK: The common stock of Enhance, par value $.10 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of Section 7.

         COMPANY: Enhance and its present and future Subsidiaries.

         ENHANCE: Enhance Financial Services Group Inc., a New York corporation, its successors and assigns.

         FAIR MARKET VALUE: The fair market value of a share of Common Stock determined in accordance with any reasonable method approved by the Board of Directors; provided that in the case of a Non-Statutory Stock Option intended to be performance-based for purposes of Section 162(m) of the Code or an Incentive Stock Option, such method shall comply with, and be subject to, any applicable requirements of the Code and the Treasury Regulations thereunder.

         INCENTIVE STOCK OPTION: An option, including an Option as the context may require, intended to meet the requirements of Section 422 of the code and the regulations thereunder applicable to incentive stock options, or intended to meet the requirements of a successor provision of the Code.


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         KEY EMPLOYEE: An employee of Enhance or of a Subsidiary regularly employed on a full-time basis, including a director if he is such an employee, or an officer of Enhance or a Subsidiary not so employed, in either event, who, in the opinion of the Committee, is in a position to make significant contributions to the success of Enhance or of a Subsidiary.

         LONG-TERM INCENTIVE: A long-term incentive granted under this Plan in one of the forms provided for in Section 3.

         NON-STATUTORY STOCK OPTION: An option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

         OPTION: An option granted under this Plan to purchase shares of Common Stock.

         PARTICIPANT: A Key Employee elected to receive one or more Long-Term Incentives.

         PLAN: The Enhance Financial Services Group Inc. 1997 Long-Term Incentive Plan for Key Employees herein set forth as the same may from time to time be amended.

         RESTRICTED STOCK AWARD: Shares of Common Stock which are issued or transferred to a Key Employee subject to restrictions precluding a sale or other disposition for a period of time and requiring as a condition to retention compliance with any other terms and conditions (relating to continued employment and/or achievement of pre-established performance objectives and/or other matters) that may be imposed by the Committee.

         RULE 16b-3: As applied on a specific date, Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as then in effect or any comparable provision that may have replaced such Rule and then be in effect.

         SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power, or representing more than 50% of the net shareholders' equity interest determined in accordance with generally accepted accounting principles, are owned or controller, directly or indirectly, by Enhance; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is a "subsidiary corporation" as defined in Section 424(f) of the Code and the regulations thereunder, or any provisions that may be adopted to amend or replace such Section or regulation or both.

3.       GRANTS OF LONG-TERM INCENTIVES

         (a) Subject to the provisions of this Plan, the Committee may at any time or from time to time grant Long-Term Incentives to Key Employees.

         (b) Long-Term Incentives maybe granted in either of the following forms:

                  (i)      a Restricted Stock Award, or

                  (ii)     an Option.

         (c) The Committee may amend a Long-Term Incentive at any time or from time to time after the date on which it is granted, provided that no such amendment shall affect such Long Term Incentive adversely without the consent of the holder thereof.

4.       STOCK SUBJECT TO THIS PLAN

         (a) (1) GENERAL LIMITATIONS Subject to the provisions below of paragraph 4(c) and of Section 7 the maximum number of shares of Common Stock which may be issued or transferred, and are hereby reserved for issuance or transfer pursuant to Long-Term Incentives shall not exceed



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         5,000,000 shares of Common Stock provided that no more than 25% of such shares of Common Stock shall be issued in the form of Restricted Stock Awards.

                  (2) INDIVIDUAL LIMITATIONS The maximum number of shares of Common Stock which may be subject to any Option that may be granted to any Key Employees elected to participate hereunder shall not exceed 300,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 7) for each calendar year during the entire term of the Plan. The maximum number of shares to Common Stock which may be issued or transferred pursuant to a Restricted Stock Award that may be granted to any Key Employee selected to participate hereunder shall not exceed 75,000 (subject to any increase or decrease pursuant to Section
         7) for each calendar year during the entire term of the Plan. To the extent that the maximum number of shares of Common Stock with respect to which Options or Restricted Stock Awards may be granted are not granted in a particular year to a Key Employee, such ungranted Options or Restricted Stock Awards for any year shall increase the maximum number of shares of Common Stock available to be granted to such Key Employee in subsequent calendar years during the term of the Plan until used.

         (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by Enhance specifically for use under this Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by Enhance for the purposes of this Plan shall, unless and until transferred to a Participant in accordance with the terms and conditions of a Long Term Incentive, be and at all times remain treasury shares of Enhance, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

         (c) If any shares of Common Stock subject to a Long-Term Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Long-Term Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by Enhance or a Subsidiary because of the Participant's failure to comply with the terms and conditions of the Long-Term Incentive granted to him, the shares not so issued or transferred, or the shares so reacquired by Enhance or a Subsidiary, shall no longer be charged against the limitations provided for in paragraph (a)(1) above of this Section 4 and shall again be available for grant in the form of or pursuant to Long-Term Incentives.

         (d) Any Long-Term Incentive granted under this Plan may contain such provisions requiring or permitting the Participant (or his successor in interest) to resell to the Company any shares issued or transferred under such Long-Term Incentive at such time or times, under such circumstances and for such consideration as the Committee may prescribe.

5.       RESTRICTED STOCK AWARDS

         Long-Term Incentives in the form of Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Restricted Stock Award or of the shares issued or transferred pursuant to such Restricted Stock Award, and conditions calling for forfeiture of the Restricted Stock Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to any such Restricted Stock Award, the Participant shall, with respect to such shares, be and become a shareholder of Enhance fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Restricted Stock Award. The Committee may but need not require the Participant to pay the par value of the shares to be issued or transferred pursuant to a Restricted Stock Award. Each Restricted Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine and shall be deemed to incorporate this Plan by reference, provided that such instrument is consistent with this Plan.


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6.       OPTIONS

         Long-Term Incentives in the form of Options shall be subject to the following provisions:

         (a) Subject to the provisions of Section 7, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of a Participant who, at the time such Incentive Stock Option is granted, owns (after applying the constructive ownership rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation (as those terms are defined in Sections 424(e) and (f) of the Code) (a "10% Shareholder"), not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a non-statutory stock option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. The purchase price shall be paid in cash or, if so provided in the Option (and subject to such terms and conditions as are specified in the Option), in shares of Common Stock surrendered to Enhance or in a combination of cash and such shares. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise.

         (b) Each Option may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. No fractional shares shall be issued pursuant to the exercise of an Option, and no cash payment shall be made in lieu of fractional shares.

         (c) Each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding the foregoing provisions of this paragraph (c) or any other provision of this Plan, (i) no Option shall be exercisable after the expiration of a period of ten years from the date the Option is granted, provided that no Incentive Stock Option which is granted to a 10% shareholder shall be exercisable after the expiration of five years from the date such Option is granted.

         (d) Options shall be granted for such lawful consideration as may be provided in the Option or as the Committee may determine.

         (e) Unless otherwise provided in the Option (and subject to such terms and conditions as are specified in the Option), no Option or any right thereunder may be assigned or transferred except to a Beneficiary of the Participant.

         (f) To the extent that the aggregate Fair Market Value (determined as of the time a particular Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations (as those terms are defined in Section 424(e) or (f) of the Code)) exceeds $100,000, such Incentive Stock Options shall be treated as Non-Statutory Stock Options, notwithstanding any provision thereof to the contrary. The next preceding sentence shall be applied by taking options into account in the order in which they were granted.

         (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine and shall be deemed to incorporate this Plan by reference, provided the instrument is consistent with this Plan. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitation in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares on exercise of an Option, which may be non-transferable and forfeitable to Enhance in designated circumstances, or providing for the transfer or issuance of shares on a date subsequent to the date of exercise of the Option.


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7.       ADJUSTMENT PROVISIONS

         (a) In the event that any recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall, in connection with a merger or consolidation of Enhance or a sale by Enhance of all or a part of its assets, be exchanged for a different number or class of shares of stock or other securities or property of Enhance or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Long-Term Incentives thereafter granted, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Long-Term Incentives, (c ) the purchase price (if any) to be paid per share under outstanding and future Long-Term Incentives, and (d) the price (if any) to be paid per share by Enhance or a Subsidiary for shares or other securities or property issued or transferred pursuant to Long-Term Incentives which are subject to a right of Enhance or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted.

         (b) Upon any merger or consolidation in which Enhance is not the surviving corporation or a dissolution or liquidation of Enhance, all outstanding Options shall terminate provided that all holders of outstanding Options shall be furnished with written notice of the proposed merger, consolidation, dissolution or liquidation contemporaneously with the mailing to stockholders of Enhance of notice of the meeting of stockholders at which such proposed transaction is to be considered. The foregoing shall be of no effect in the case of such a merger or consolidation if provision is made in writing in connection therewith for the continuance of the Plan and for the assumption of Options theretofore granted or the substitution for such Options of new options and stock appreciation rights covering the shares of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, in which event the Plan and the Options theretofore granted or the new options covering the shares of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, in which event the Plan and the Options theretofore granted or the new options substituted therefore, shall continue in the manner and under the terms so provided.

         (c) At the discretion of the Committee, any Long-Term Incentive may provide that, upon the occurrence of any of certain specified events determined by the Committee, including a change in control of the Company (as such may be defined by the Committee in its discretion in any agreement granting a Long-Term Incentive, which definition need not be identical for all such agreements), such Long-Term Incentive shall, to the extent not theretofore exercisable, payable or free from restrictions, as the case may be, become immediately exercisable, payable, or free from restrictions, as the case may be, in its entirety and any shares of Common Stock acquired pursuant to a Long-Term Incentive which are not fully vested shall immediately become fully vested, notwithstanding any other provision of the Long-Term Incentive or the Plan.

         (d) Each Long-Term Incentive shall provide that, in the event of a merger or consolidation of Enhance with a third party which is proposed to be accounted for as a pooling of interests, the Participant shall, if so requested by the Company and notwithstanding any other provision of such Long-Term Incentive, agree, as a condition to the exercisability, payment, or lapsing of restrictions, as the case may be, of such Long-Term Incentive, not to sell, assign, or gift or in any other way reduce his or her risk relative to the share of Common Stock issuable pursuant to such Long-Term Incentive and all other shares of Common Stock owned by such Participant for such period after the consummation of such merger or consolidation as the Company shall, upon the advice of its outside accountants, conclusively determine as necessary to ensure that such merger or consolidation may be validly accounted for as a pooling of interests.

         (e) Adjustments under paragraphs 7(a) and 7(b) shall be made by the Committee, whose determination as to what adjustments will be made and the extent thereof shall be final, binding, and conclusive. No fractional interests shall be issued under the Plan resulting from any such adjustments. The Committee shall give prompt notice to each Participant affected thereby of the occurrence of any event


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giving rise to any adjustment, which notice shall set forth the new purchase price after giving effect to the adjustment, provided that such adjustment shall be effective whether or not such notice is given.

8.       TERM

         The Plan shall become effective upon the date of its adoption by the Board, subject, however, to approval by the shareholders of Enhance within twelve months next following such adoption. Prior to such approval, the Board may in its sole discretion authorize the granting of Long-Term Incentives, including Options provided the exercisability thereof shall be deferred until, and expressly subject to the condition that, the Plan shall have been so approved. If the Plan is not so approved by the shareholders of Enhance, the Plan and all Long-Term Incentive granted hereunder shall be automatically canceled and any shares of Common Stock or cash previously issued or paid under all Long-Term Incentives shall promptly be returned to the Company in return for any money or properly it received therefore. The Plan shall terminated at the close of business on the last day of the ten-year period commencing on the date the Plan is adopted by the Board, and no Long-Term Incentives may thereafter be granted, but such termination shall not affect any Long-Term Incentives theretofore granted. No Long-Term Incentive shall be granted under this Plan after the number of shares authorized for issuance or transfer hereunder have been exhausted, but the Plan shall continue in effect thereafter with respect to Long-Term Incentives theretofore granted.

9.       ADMINISTRATION

         (a) The Plan shall be administered by a Committee of three or more persons selected by the Board from its own membership. Each member of such Committee shall qualify (i) during such time as Enhance is a reporting company under the Securities Exchange Act of 1934, as a "non-employee director" as defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 to the extent then required and (ii) as an "outside director" as defined under Section 162(m) of the Code.

         (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it may deem necessary for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power to interpret and administer the Plan and full authority to select the Participants in the Plan and determine the number of shares (if any) to be made subject to each Long-Term Incentive, the type of Long-Term Incentive to be granted and the terms and conditions of each Long-Term Incentive (which need not be identical). The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on Enhance, its stockholders, Subsidiaries, all Participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

         (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

         (d) The Plan is intended to comply with the exception for performance based compensation under Section 162(m) of the Code and the regulations thereunder with respect to Options, and grants of Options shall be limited, construed and interpreted in a manner so as to comply therewith unless determined otherwise by the Committee with respect to a particular grant of an Option.

10.      GENERAL PROVISIONS

         (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment of Enhance or a Subsidiary, or shall affect the right of Enhance or a Subsidiary to terminate the employment of any person at any time with or without cause.

         (b) No shares of Common Stock shall be issued or transferred pursuant to a Long-Term Incentive unless and until all legal requirement applicable to the issuance or transfer, of such shares have, in the opinion of counsel to Enhance, been complied with. In connection with any such issuance or transfer,


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the person acquiring the shares shall if requested by Enhance and whether or not otherwise required by the terms of the Participant's Long-Term Incentive, give assurances satisfactory to counsel to Enhance, in respect of such matters as Enhance or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements and take any reasonable action to comply with such requirements.

         (c) No provision of this Plan shall be interpreted or construed to obligate Enhance to register the shares issuable or transferable hereunder under the Securities Act of 1933 or disposition of shares of Common Stock issued or transferred under any Long-Term Incentive may be made unless and until Enhance's counsel is satisfied that the shares have been registered under the Securities Act of 1933 and any other applicable federal or state securities laws or that an exemption from such registration is available. Certificates evidencing any shares of Common Stock issued or transferred under any Long-Term Incentive shall be legended in such manner as Enhance's counsel may deem to be necessary or appropriate to reflect the provisions of this paragraph 10(c).

         (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Long-Term Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

         (e) In the case of a grant of a Long-Term Incentive to a Key Employee of a Subsidiary, such grant may, if the Board of Directors so approves, be implemented by Enhance entering into an agreement with the Subsidiary containing such terms and provisions as the Board of Directors may authorize, including, without limitation, a provision for the issuance or transfer of the shares covered by the Long-Term Incentive to the Subsidiary, for such consideration as the Board of Directors may approve, upon the condition or understanding that the Subsidiary will transfer the shares to the Key Employee in accordance with the terms of the Long-Term Incentive.

         (f) Enhance or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which Enhance or a Subsidiary determines it is required to withhold in connection with any Long-Term Incentive. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit a Participant to elect to satisfy any such withholding obligation, in whole or in part, by having the Company withhold shares of Common Stock that are otherwise issuable in connection with such Long-Term Incentive and have a Fair Market Value equal to the amount required to be withheld, or by surrendering to the Company previously-acquired shares of Common Stock that have such a Fair Market Value. Each holder of an Incentive Stock Option shall give prompt notice to the Company in the event of the disposition by him of any shares where such disposition occurs within two years after the date of the grant of such Option or within one year after the date of the such exercise.

         (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which Enhance or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         (h) In no event shall Long-Term Incentives be considered compensation to a Participant for purposes of any other plan of the Company (including any pension, profit-sharing, severance pay or other employee benefit plans) in determining benefits to which such Participant may be entitled under such plan.

         (i) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provision of the Plan and any action or decision under the Plan by Enhance, its agents and employees, the Committee, and the Board.

         (j) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any


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interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of New York, the state in which Enhance is incorporated, but without giving effect to the principles of conflicts of laws theretofore. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of New York, without giving effect to the principles of conflicted of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

         (k) The use of the masculine gender shall also include with it a meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

11.      AMENDMENT AND TERMINATION

         (a) This Plan may be amended or terminated by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted as Incentive Stock Options under the Code, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the maximum number of shares of Common Stock that may be issued or transferred pursuant to Long-Term Incentives, as provided in paragraph (a)(1) of Section 4 or increase the maximum number of shares of Common Stock that may be granted as Options or Restricted Stock Awards to any Key Employee selected to participate in the Plan as provided in paragraph (a)(2) of Section 4, (ii) except as may be required or desirable to conform this Plan to the federal or state securities laws and regulations that may apply to it from time to time, withdraws the administration of this Plan from the Committee, (iii) transfers the administration of this Plan to any person who is not a "non-employee director" under Rule 16b-3, if Enhance is then a reporting company under the Securities Exchange Act of 1934, (iv) permits any person who is not a Key Employee to be granted a Long-Term Incentive, (v) changes the minimum exercise price of any Option or extends the maximum exercise term of any Option or otherwise materially increases the benefits accruing to participants in the Plan, (vi) amends this Section 11, or (v) requires shareholder approval in order for the Plan to continue to comply with the exception for performance-based compensation under Section 162(m) of the Code.

         (b) No amendment or termination of this Plan by the Board of Directors or the shareholders of Enhance shall affect adversely any Long-Term Incentive theretofore granted without the consent of the holder thereof.







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